"Caterpillar Financial Asset Trust, 1997-B"

Statement for Certificateholders Pursuant to Section 5.07(a)			Exhibit 99.4

Distribution Date:

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"16,732,936.33 "
"       per $1,000 original principal amount:"			206.5794608

"(b)  Class A-2 Notes, CUSIP NO 149114AS9:"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(c)  Class A-3 Notes, CUSIP NO 149114AT7 :"			0.00
"       per $1,000 original principal amount:"			0.0000000

"(d)  Class B Notes, CUSIP NO 149114AU4 :"			0.00
"       per $1,000 original principal amount:"			0.0000000

(e)  Certificates:			0.00
"       per $1,000 original principal amount:"			0.00000000

(f)  Total:			"16,732,936.33 "

(ii)  Amount of interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"762,989.36 "
"       per $1,000 original principal amount:"			9.4196217

"(b)  Class A-2 Notes, CUSIP NO 149114AS9 :"			"1,112,327.00 "
"       per $1,000 original principal amount:"			10.0300000

"(c)  Class A-3 Notes, CUSIP NO 149114AT7:"			"1,048,134.27 "
"       per $1,000 original principal amount:"			10.2666667

"(d)  Class B Notes, CUSIP NO 149114AU4:"			"133,106.58 "
"       per $1,000 original principal amount:"			10.5833333

(e)  Certificates:			"83,201.49 "
"       per $1,000 original principal amount:"			10.58333333

(f)  Total:			"3,139,758.69 "


(iii) Pool Balance at end of related collection period:			"298,018,547.12 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			"64,267,063.67 "
      (ii)  Class A-1 Note Pool Factor:			0.79342054

(b) (i)   outstanding principal amount of Class A-2 Notes:			"110,900,000.00 "
      (ii)  Class A-2 Note Pool Factor:			1.00000000

(c) (i)   outstanding principal amount of Class A-3 Notes:			"102,091,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.00000000

(d) (i)   outstanding principal amount of Class B Notes:			"12,577,000.00 "
      (ii)  Class B Note Pool Factor:			1.00000000

(e) (i)  Certificate Balance:			"7,861,558.00 "
     (ii)  Certificate Pool Factor:			1.00000000

(v)  Amount of Servicing Fee paid:			"518,519.23 "

(vi) Amount of Administration Fee paid:			"1,000.00 "

(vii) Aggregate Purchase Amounts for Collection Period:			0.00

(viii) Aggregate Amount of Realized Losses			0.00

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,074,665.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,074,665.00 "

(x) Yield Supplement Account balance at end of
            related collection period:			"645,135.15 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"2,923,450.62 "

           (b) Principal			"16,732,936.33 "

           (c) amount of the above to be withdrawn from the Reserve and deposited into the Class A Note Distribution Account pursuant to
               Section 5.05 (c )			0.00

           (d) Total
			"19,656,386.95 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"133,106.58 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"133,106.58 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"83,201.49 "

           (b) Principal			0.00

          ( c) Total
			"83,201.49 "

"Caterpillar Financial Asset Trust, 1997-B"

Statement for Noteholders pursuant to Section 5.07(b)			Exhibit 99.5

Distribution Date:

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"16,732,936.33 "
"       per $1,000 original principal amount:"			206.57946083

"(b)  Class A-2 Notes, CUSIP NO 149114AS9 :"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(c)  Class A-3 Notes, CUSIP NO 149114AT7 :"			0.00
"       per $1,000 original principal amount:"			0.00000000

"(d)  Class B Notes, CUSIP NO 149114AU4:"			0.00
"       per $1,000 original principal amount:"			0.00000000

(e)  Total:			"16,732,936.33 "


(ii)  Amount of  interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AR1 :"			"762,989.36 "
"       per $1,000 original principal amount:"			9.41962168

"(b)  Class A-2 Notes, CUSIP NO149114AS9 :"			"1,112,327.00 "
"       per $1,000 original principal amount:"			10.03000000

"(c)  Class A-3 Notes, CUSIP NO 149114AT7 :"			"1,048,134.27 "
"       per $1,000 original principal amount:"			10.26666667

"(d)  Class B Notes, CUSIP NO 149114AU4:"			"133,106.58 "
"       per $1,000 original principal amount:"			10.58333333

(e)  Total:			"3,056,557.21 "

(iii) Pool Balance at end of related collection period:			"298,018,547.12 "

(iv) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:			"64,267,063.67 "
      (ii)  Class A-1 Note Pool Factor:			0.7934205

(b) (i)   outstanding principal amount of Class A-2 Notes:			"110,900,000.00 "
      (ii)  Class A-2 Note Pool Factor:			1.0000000

(c) (i)   outstanding principal amount of Class A-3 Notes:			"102,091,000.00 "
      (ii)  Class A-3 Note Pool Factor:			1.0000000

(d) (i)   outstanding principal amount of Class A-3 Notes:			"12,577,000.00 "
      (ii)  Class B Note Pool Factor:			1.0000000

(e) (i)  Certificate Balance:			"7,861,558.00 "
     (ii)  Certificate Pool Factor:			1.0000000

(v)  Amount of Servicing Fee paid:			"518,519.23 "

(vi) Amount of Administration Fee paid:			"1,000.00 "

(vii) Aggregate Purchase Amounts for Collection Period:			0.00

(viii) Aggregate Amount of Realized Losses			0.00

(ix) Balance of the Reserve Account at end of
            related collection period:			"7,074,665.00 "

(x) Specified Reserve Account Balance at end of
            related collection period:			"7,074,665.00 "

(xi) Class A Noteholders Distributable Amount

           (a) Interest			"2,923,450.62 "

           (b) Principal			"16,732,936.33 "

           (c) amount of the above to be withdrawn from the Reserve and deposited into the Class A Note Distribution Account pursuant to
               Section 5.05 (c )			0.00

           (d) Total
			"19,656,386.95 "
(xii) Class B Noteholders Distributable Amount

           (a) Interest			"133,106.58 "

           (b) Principal			0.00

           (c) amount of the above to be withdrawn from the Reserve and deposited into the ClassB Note Distribution Account pursuant to
               Section 5.05 (d)			0.00

           (d) Total			"133,106.58 "

(xiii) Certificateholder's Distributable Amount

           (a) Interest			"83,201.49 "

           (b) Principal			0.00

          ( c) Total			"83,201.49 "

(xiv) Yield Supplement Account balance at end of
            related collection period:			"645,135.15 "

(xv)  Specified (Maximum) Yield Supplement Amount for such Distribution Date
   		"645,135.15 "


"Caterpillar Financial Asset Trust, 1997-B"			Exhibit 99.6

"$ 81,000,000 Class A-1 5.805% Asset Backed Notes (CUSIP NO 149114AR1)" "$110,900,000 Class A-2 6.018% Asset Backed Notes (CUSIP NO 149114AS9)" "$102,091,000 Class A-3 6.16% Asset Backed Notes (CUSIP NO 149114AT7)" "$ 12,577,000 Class B 6.35% Asset Backed Notes (CUSIP NO149114AU4) )"
"$    7,861,558 6.35% Asset Backed Certificates "

Servicing Certificate/Statement to Noteholders and Certificateholders

Distribution Date
Collection Period Month Begin			Year-End Statement
Collection Period Month End		 	as of 12/31/97

Original Pool Balance			"314,429,558.18 "
Beginning Pool Balance			"314,429,558.18 "
Ending Pool Balance			"298,018,547.12 "

Total Interest Collections			"3,865,987.60 "
Deposit from Yield Supplement Account			"70,677.13 "
Total Principal Collections			"16,411,011.06 "
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity date			0.00
Administrative Repurchases			0.00
Liquidation Proceeds			0.00
Reinvestment Income			"44,538.46 "

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD			"20,392,214.25 "

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days past due			"2,682,283.10 "
    Aggregate Scheduled Amounts 61 days or more past due			"633,361.56 "
    Net Losses on Liquidated Receivables This Period			0.00
    Number of Loans at Beginning of Period		 	"3,568 "
    Number of Loans at End of Period		 	"3,535 "
    Repossessed Equipment not Sold or Reassigned (Beginning)			0.00
    Repossessed Equipment not Sold or Reassigned (End)			"55,239.81 "


Calculation of Distributable Amounts
Original Class A-1 Principal Balance			"81,000,000.00 "
Class A-1 Note Beginning Principal Balance			"81,000,000.00 "
Class A-1 Noteholders' Principal Carryover Shortfall 			0.00
A-1 Noteholders' share of the Principal Distribution Amount			100.00%
Class A-1 Noteholders' Principal Distributable Amount			"16,411,011.06 "

Original Class A-2 Principal Balance			"110,900,000.00 "
Class A-2 Note Beginning Principal Balance			"110,900,000.00 "
A-2 Noteholders' Percentage			100.00%
Class A-2 Noteholders' Principal Carryover Shortfall 			0.00
A-2 Noteholders' share of Principal Distribution Amount			0.00%
Class A-2 Noteholders' Principal Distributable Amount			0.00

Original Class A-3 Principal Balance			"102,091,000.00 "
Class A-3 Note Beginning Principal Balance			"102,091,000.00 "
A-3 Noteholders' Percentage			100.00%
Class A-3 Noteholders' Principal Carryover Shortfall 			0.00
A-3 Noteholders' share of Principal Distribution Amount			0.00%
Class A-3 Noteholders' Principal Distributable Amount			0.00

Original Class B Principal Balance			"12,577,000.00 "
Class B Note Beginning Principal Balance			"12,577,000.00 "
B Noteholders' Percentage			100.00%
Class B Noteholders' Principal Carryover Shortfall 			0.00
B Noteholders' share of Principal Distribution Amount			0.00%
Class B Noteholders' Principal Distributable Amount			0.00

Original Certificate Principal Balance			"7,861,558.00 "
Certificate Beginning Principal Balance			"7,861,558.00 "
Certificateholders' Principal Carryover Shortfall 			0.00
Certificateholders' Principal Distributable Amount			0.00

Total Beginning Principal Balance of Notes and Certificates			"314,429,558.00 "

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)			"3,981,203.19 "
Principal Distribution Amount  (PDA)			"16,411,011.06 "
Total Distribution Amount  (TDA)			"20,392,214.25 "

Administration Fee Shortfall (Beginning of Period)			0.00
Administration Fees Accrued during this Period			"1,000.00 "
Administration Fees Paid this Period from TDA			"1,000.00 "
Administration Fee Shortfall (End of Period Shortfall)		 	0.00

Total Distribution Amount Remaining			"20,391,214.25 "

A-1 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-1 Noteholders' Prepayment Premium			0.00
A-1 Noteholders' Interest Distributable Amount		5.805%	"762,989.36 "
A-1 Noteholders' Interest Paid this Period from TDA			"762,989.36 "
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)			0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-2 Noteholders' Prepayment Premium			0.00
A-2 Noteholders' Interest Distributable Amount		6.018%	"1,112,327.00 "
A-2 Noteholders' Interest Paid this Period from TDA			"1,112,327.00 "
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)		  	0.00

A-3 Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
A-3 Noteholders' Prepayment Premium			0.00
A-3 Noteholders' Interest Distributable Amount		6.16%	"1,048,134.27 "
A-3 Noteholders' Interest Paid this Period from TDA			"1,048,134.27 "
Prelim. A-3 Noteholders' Interest Carryover Shortfall (End)		  	0.00

B Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
B Noteholders' Prepayment Premium			0.00
B Noteholders' Interest Distributable Amount		6.35%	"133,106.58 "
B Noteholders' Interest Paid this Period from TDA			"133,106.58 "
Prelim. B Noteholders' Interest Carryover Shortfall (End)		  	0.00

Noteholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Noteholders' Prepayment Premium			0.00
Noteholders' Interest Distributable Amount			"3,056,557.21 "
Noteholders' Interest Paid this Period from TDA			"3,056,557.21 "
Prelim. Noteholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"17,334,657.04 "

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-1 Noteholders' Principal Distributable Amount this Period			"16,411,011.06 "
A-1 Noteholders' Principal Paid this Period from TDA			"16,411,011.06 "
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"923,645.98 "

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-2 Noteholders' Principal Distributable Amount this Period			0.00
A-2 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"923,645.98 "

Class A-3 Noteholders' Principal Carryover Shortfall (Beginning)			0.00
A-3 Noteholders' Principal Distributable Amount this Period			0.00
A-3 Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class A-3 Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"923,645.98 "

Class B Noteholders' Principal Carryover Shortfall (Beginning)			0.00
B Noteholders' Principal Distributable Amount this Period			0.00
B Noteholders' Principal Paid this Period from TDA			0.00
Prelim. Class B Noteholders' Principal Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"923,645.98 "

Servicing Fee Shortfall (Beginning of Period)			0.00
Servicing Fees Accrued during this Period		1.00%	"518,519.23 "
Servicing Fees Paid this Period from TDA		 	"518,519.23 "
Servicing Fee Shortfall (End of Period)		 	0.00

Total Distribution Amount Remaining			"405,126.76 "

Specified Reserve Account Balance			"7,074,655.00 "
Reserve Account Balance			"7,074,655.00 "
Deposit  to  Reserve Account Balance			0.00

Total Distribution Amount Remaining			"405,126.76 "

Certificateholders' Interest Carryover Shortfall (Beginning)			0.00
Interest Due (in Arrears) on Above Beginning Shortfall			0.00
Certificateholders' Prepayment Premium 			0.00
Certificateholders' Earned Interest		6.35%	"83,201.49 "
Certificateholders' Interest Paid this Period from TDA			"83,201.49 "
Prelim. Certificateholders' Interest Carryover Shortfall (End)			0.00

Total Distribution Amount Remaining			"321,925.27 "

Certificateholders' Principal Carryover Shortfall (Beginning)			0.00
Certificateholders' Principal Distributable Amount			0.00
Certificateholders' Principal Paid this Period from TDA 			0.00
Prelim. Certificateholders' Principal Carryover Shortfall (End) 			0.00

Total Distribution Amount Remaining			"321,925.27 "

Distributions to/from Reserve Account
Reserve Account Balance at beginning of period			"7,074,665.00 "
Deposit to Reserve Account from Excess Collections 			"321,925.27 "

Distribute from Reserve Account to Noteholders' Distr. Account			0.00
Adjustment to A-1 Interest Carryover Shortfall			0.00
Adjustment to A-2 Interest Carryover Shortfall			0.00
Adjustment to A-3 Interest Carryover Shortfall			0.00
Adjustment to B Interest Carryover Shortfall			0.00
Adjustment to A-1 Principal Carryover Shortfall			0.00
Adjustment to A-2 Principal Carryover Shortfall			0.00
Adjustment to A-3 Principal Carryover Shortfall			0.00
Adjustment to B Principal Carryover Shortfall			0.00

Reserve Account Balance Remaining			"7,396,590.27 "

Class A-1 Note Principal Balance (End of Period-Prior to distibution of excess
  reserve)			"64,588,988.94 "
Class A-2 Note Principal Balance (End of Period- Prior to distribution of excess
  reserve)			"110,900,000.00 "
Class A-3 Note Principal Balance (End of Period- Prior to distribution of excess
  reserve)			"102,091,000.00 "
Class B Note Principal Balance (End of Period- Prior to distribution of excess
  reserve)			"12,577,000.00 "
Certificate Principal Balance (End of Period)			"7,861,558.00 "
Total Principal Balance of Notes and Certificates			"298,018,546.94 "

Specified Reserve Account Balance 			"7,074,665.00 "
Lesser of:
     Outstanding Aggregate Principal Amount of the Notes			"290,156,988.94 "
"     $7,074,655 (2.25% of the Initial Pool Balance)"			"7,074,655.00 "

Reserve Account Balance Remaining			"7,396,590.27 "
Excess Reserve Account Balance			"321,925.27 "
Release from Reserve Account to A-1 Noteholders as Principal 			"321,925.27 "
Release from Reserve Account to A-2 Noteholders as Principal			0.00
Release from Reserve Account to A-3 Noteholders as Principal			0.00
Release from Reserve Account to B Noteholders as Principal			0.00
Release from Reserve Account to Seller			0.00
Ending Reserve Account Balance (after distributions)			"7,074,665.00 "
Net Change in Reserve Account Balance			0.00

Distributions to/from Yield Supplement Account
Yield Supplement Account Balance at beginning of period			"715,911.00 "
Reinvestment Income on Yield Supplement Account			"4,067.07 "
Deposit from Yield Supplement Account to Collection Account			"70,677.13 "
Yield Supplement Account Balance Remaining			"649,300.94 "


Specified Yield Supplement Account Balance (Maximum YSA) 			"645,135.15 "
Outstanding Aggregate Principal Amount of Discounted Receivables
	"135,225,740.00 "
Required Rate			7.03%

Yield Supplement Account Balance Remaining			"649,300.94 "
Excess Yield Supplement Account Balance			"4,165.79 "
Release from Yield Supplement Account to Seller			"4,165.79 "
Ending Yield Supplement Account Balance (after distributions)			"645,135.15 "
Net Change in Yield Supplement Account Balance			"(70,775.85)"

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Interest Carryover Shortfall  (Ending Balance)			0.00
Class B Interest Carryover Shortfall  (Ending Balance)			0.00

Noteholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)			0.00
Class A-3 Principal Carryover Shortfall  (Ending Balance)			0.00
Class B Principal Carryover Shortfall  (Ending Balance)			0.00

Certificateholders' Interest Carryover Shortfall  (Ending Balance)			0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)			0.00

Class A-1 Note Principal Balance (End of Period)			"64,267,063.67 "
Class A-2 Note Principal Balance (End of Period)			"110,900,000.00 "
Class A-3 Note Principal Balance (End of Period)			"102,091,000.00 "
Class B Note Principal Balance (End of Period)			"12,577,000.00 "

Certificate Principal Balance (End of Period)			"7,861,558.00 "
Total Principal Balance of Notes and Certificates			"297,696,621.67 "

Class A-1 Note Pool Factor (End of Period)		 	0.7934205
Class A-2 Note Pool Factor (End of Period)		 	1.0000000
Class A-3 Note Pool Factor (End of Period)		 	1.0000000
Class B Note Pool Factor (End of Period)			1.0000000

Certificate Pool Factor (End of Period)		 	1.0000000
Total Notes & Certificates Pool Factor (End of Period)			0.9467832

Specified Reserve Account Balance (after distributions)			"7,074,665.00 "